UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2005

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2005, the shareholders of Millipore Corporation (the “Company”), at the Company’s Annual Meeting of Shareholders, voted to approve the amendment and restatement of the Company’s 1999 Stock Incentive Plan (the “1999 Plan”) effective as of such date. The following is a brief description of certain material features of the 1999 Plan as so amended and restated:

Description of the 1999 Plan

The purpose of the 1999 Plan is to advance the interests of the Company and its subsidiaries by enhancing the Company’s ability to (i) attract and retain key employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries; (ii) reward such persons or entities for such contributions, and (iii) encourage such persons or entities to take into account the long-term interest of the Company through ownership of shares of the Company’s common stock (“Shares”).

Awards may be made under the 1999 Plan until April 22, 2009, when the 1999 Plan will terminate. The maximum number of Shares available for issuance under the 1999 Plan as amended is 11,202,458, of which 1,650,000 represent Shares newly available pursuant to the amendment of the 1999 Plan (after eliminating the ability to issue shares under the 1999 Plan that had been cancelled under prior stock option plans). The amendment expands the types of awards that the Company may grant under the 1999 Plan to include, in addition to stock options and restricted stock, stock appreciation rights (“SARs”) and stock units (including restricted stock units). The Company may condition the grant or vesting of awards on the satisfaction of performance conditions. Each Share issued upon the exercise or disposition of a stock option or settled with respect to a cash-based SAR granted under the 1999 Plan or issued with respect to any other type of award granted prior to April 26, 2005 shall reduce the number of Shares available for delivery under the 1999 Plan by One (1). Each Share issued under any award not described in the immediately preceding sentence shall reduce the number of Shares available for delivery under the 1999 Plan by One and Nine-tenths (1.9).

If any award is canceled, expires or terminates without the issuance of all Shares subject thereto, or is exercised or otherwise settled other than by the delivery of Shares, the number of Shares subject to such award that were not issued with respect to such award will not be treated as issued under the 1999 Plan and will be available for future awards. Shares of restricted stock forfeited to the Company prior to vesting in accordance with the 1999 Plan and the terms of the particular award shall be available again for awards under the 1999 Plan. Any awards settled in cash will not be counted against the maximum Share reserve under the 1999 Plan. Any Shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of Shares available for issuance under the 1999 Plan.

The maximum number of Shares for which options or SARs may be awarded to any participant in any calendar year under the 1999 Plan shall be 1,000,000. The maximum aggregate number of Shares subject to other awards to any participant in any calendar year shall be 1,000,000.

The 1999 Plan is designed to meet the requirements for treating stock options, SARs and other performance-based awards as “performance based compensation” exempt from the deduction limitation of Section 162(m) of the Internal Revenue Code (the “Code”).

Eligibility. Awards may be made to key employees of the Company and its subsidiaries and other persons or entities (excluding non-employee directors of the Company) who, in the opinion of the Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”), are in a position to make a significant contribution to the success of the Company or its subsidiaries. In the past, the criteria for selecting employees eligible to receive options to purchase Shares and/or restricted stock have typically included compensation guidelines as well as subjective factors. There are approximately 4400 employees (including executive officers) who are currently eligible to participate in the 1999 Plan.

Terms and Conditions of Awards

Stock Options. The 1999 Plan provides for the grant of options to purchase Shares that are intended to qualify as incentive stock options (“ISOs”) under the Code, as well as “non-qualified” options which are not intended to so qualify. ISOs may be awarded only to employees. The exercise price of any stock option granted under the 1999 Plan shall be determined by the Committee but may not be less than 100% of the Fair Market Value of Millipore common stock or, if greater, in the case of an original issue of authorized stock, par value. “Fair Market Value” shall mean the closing price of Millipore common stock on the New York Stock Exchange on the day prior to the date of the grant (based on The Wall Street Journal report of composite transactions) or, if the New York Stock Exchange was closed on the day prior to the date of grant, the next preceding day on which it was open or, if Millipore common stock is no longer listed on such Exchange, such term shall have the meaning provided by the terms of the 1999 Plan.

Stock Appreciation Rights. A SAR entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a Share on the date of settlement over the base price of the right, multiplied by the applicable number of Shares. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the Fair Market Value of a Share on the date of grant. The Committee will determine the vesting requirements and the payment and other terms of a SAR. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, all SARs will terminate after a specified period, not to exceed ten years. SARs may be payable in cash or in Shares or in a combination of both. The Company has not issued any SARs under any of its currently effective equity compensation plans, and does not currently have any SARs outstanding.

Restricted Stock. The 1999 Plan permits the grant of awards of restricted stock, which is an award consisting of the delivery of Shares that are subject to the requirement that they be forfeited or offered for sale to the Company at a specified price if the restrictions or conditions specified with respect to the award are not satisfied. Restricted stock may be awarded for no cash consideration, if permitted by applicable law, or for such other consideration as determined by the Committee. Generally, awards of restricted stock are subject to restrictions on transfer and subject to forfeiture unless specified conditions are met, such as continuous service with the Company, achievement of business objectives and achievement of individual, unit or Company goals. Subject to such restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company with respect to the restricted stock received, including the right to vote the Shares and to receive dividends thereon.

Stock Units. An award of stock units provides the participant the right to receive a payment based on the value of a Share. Stock units may include restricted stock units, which are subject to such restrictions and conditions, including vesting requirements, as the Committee may determine. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Committee or both. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in Shares or in a combination of both. Stock units may also be granted together with related dividend equivalent rights. The Company has not issued any stock units under any of its currently effective equity compensation plans, and does not currently have any stock units outstanding.

Vesting and Exercise of Awards

The period within which each option or SAR may be exercised cannot exceed ten years from the date of grant. Options and SARs are exercisable in full or in installments as determined by the Committee. The Committee may accelerate the time at which all or any part of an option or SAR may be exercised. Unless otherwise agreed to by the Committee, or as may otherwise be provided by the 1999 Plan, options and SARs expire ninety days after termination of employment except the 1999 Plan provides automatically for vesting and ability to exercise stock options and SARs previously granted for a fixed period of time after retirement (after a certain age and with certain years of service) from the Company. Payment of the exercise price of any option or SAR must be made in full at the time of exercise. Such payment must be in cash or in such other form as the Committee may approve.

The Committee may accelerate the time at which all or any part of a restricted stock award or stock unit award vests. Unless otherwise agreed to by the Committee, or as may otherwise be provided by the 1999 Plan, unvested restricted stock awards and stock unit awards shall be forfeited, terminate and expire upon termination of employment, except the 1999 Plan provides automatically for vesting of unvested restricted stock unit awards upon retirement (after a certain age and with certain years of service) from the Company. Except as otherwise determined by the Committee, any Shares subject to a stock unit award that is vested at the time of an employee’s termination of employment shall be delivered at the same time as they would have been delivered had the participant remained an employee.

Awards Conditioned on Performance

All awards under the 1999 Plan may be conditioned on performance criteria determined by the Committee. In the case of a restricted stock award or a stock unit award, the grant or vesting of which is based on performance, that is intended to qualify for the performance-based compensation exception to the deduction limitation under Section 162(m) of the Code, the applicable performance criteria must be established by the Committee, in general, within the first 90 days of the performance period and must consist of objectively determinable measures of performance relating to any or any combination of the following (measured absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographic basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; shareholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or the avoidance of loss. To the extent consistent with Section 162(m) of the Code, the Committee may provide in the case of any award intended to qualify for the performance-based compensation exception under Section 162(m) that one or more of the performance criteria applicable to the award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period.

Administration of the 1999 Plan

The 1999 Plan is administered by the Committee, the members of which are all “independent directors” for purposes of the New York Stock Exchange listing requirements, “outside directors” within the meaning of Section 162(m) of the Code, and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). None of the members of the Committee is eligible to participate in the 1999 Plan. Subject to the terms of the 1999 Plan, the Committee has the authority to select recipients of awards, determine the size and type of awards to be made and determine the terms, conditions and limitations on which awards are made, including amendment of the terms and conditions of stock options previously granted. The Committee has the discretionary authority to interpret the 1999 Plan, to prescribe, amend and rescind rules and regulations relating to the 1999 Plan, and to make all other determinations necessary or advisable for the administration of the 1999 Plan. The Committee may delegate to senior officers of the Company who may also be directors of the Company certain duties under the 1999 Plan, except that only the Committee may designate and make grants to employees (i) who are subject to Section 16 of the Exchange Act, or (iii) whose compensation is covered by Section 162(m) of the Code.

General Provisions Applicable to All Awards

No awards made under the 1999 Plan may be assigned, pledged or transferred by a recipient other than by will or by the laws of descent and distribution except that upon such conditions as may be approved by the Board of Directors, employees may gift stock options, other than ISOs, to immediate family members or family trusts.

Special rules apply to awards under the 1999 Plan in the event of a “Change of Control” (as defined in the 1999 Plan). Under the 1999 Plan, immediately prior to a Change of Control or at such earlier time as the Committee may determine, each outstanding stock option and SAR shall become fully vested and immediately exercisable, each outstanding Share of restricted stock and each outstanding restricted stock unit shall immediately become free of all restrictions and conditions, and the Shares subject to each stock unit shall be immediately delivered to the holder thereof.

In the event of a consolidation, merger or similar transaction or series of transactions in which the Company is not the surviving corporation or in which the Company is acquired, any sale or transfer of all or substantially all of the Company’s assets, or a dissolution or liquidation of the Company, in each case other than any such transaction that qualifies as a Change of Control under the 1999 Plan, the Committee may, by vote of a majority of the members of the Committee who are “Incumbent Directors” (as defined in the 1999 Plan), make such provision for outstanding awards (including the termination of such awards, the assumption or awards, or the substitution of replacement awards) as it deems appropriate.

The Committee is required to make such adjustments to outstanding awards and to the various Share limits set forth in the 1999 Plan as it determines to be appropriate to reflect stock dividends, stock splits and similar events, other than normal cash dividends. The Committee may also make adjustments to reflect material changes in the law or in accounting practices or principles, mergers, consolidations, dispositions or similar corporate transactions, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the 1999 Plan. The Committee may at any time discontinue granting awards under the 1999 Plan. The Board of Directors may at any time and from time to time and in any respect amend, modify or terminate the 1999 Plan. No amendment or modification of the 1999 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Some awards (for example, stock unit awards) may involve “deferred compensation” subject to Section 409A of the Code. To the extent deferred compensation is involved, it is intended that awards under the 1999 Plan will satisfy the requirements of Section 409A of the Code. A post-October 3, 2004 amendment to the 1999 Plan or to an outstanding award shall not be effective without the consent of the holder of the affected award if it would cause any award-related deferred compensation not otherwise subject to Section 409A of the Code to become subject to that Code provision. Also, notwithstanding the general rules applicable to plan amendments, the Committee has the authority under the 1999 Plan, without participant consent, to make amendments to the 1999 Plan needed to avoid disqualification under Section 409A of the Code of any award-related deferred compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin
Vice President and General Counsel

Date: May 2, 2005

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